UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 21, 2021

FIGURE ACQUISITION CORP. I
(Exact name of registrant as specified in its charter)

Delaware	001-40081	85-4326385
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 California Street, Suite 2700 San Francisco, CA	94108
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (628) 210-6937

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A ordinary shares and one-fourth of one Warrant	FACA.U	The New York Stock Exchange
Class A common stock, par value $0.01 per share	FACA	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A ordinary shares at an exercise price of $11.50 per share	FACA.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies” (“SPACs”) (the “Statement”). In the Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities on the SPAC’s balance sheet as opposed to equity. At issuance on February 23, 2021, the outstanding warrants (“Warrants”) to purchase shares of Class A common stock of Figure Acquisition Corp. I (the “Company”) were accounted for as equity within the Company’s balance sheet, and after discussion and evaluation, including with the Company’s independent registered public accounting firm, Marcum LLP, (“Marcum”), the Company has concluded that its Warrants should be presented as liabilities as of the IPO date reported, at fair value, with subsequent fair value changes to be recorded in its financial statements at each reporting period.

On May 21, 2021, the Audit Committee of the Board of Directors of the Company concluded, after discussion with the Company’s management, that the Company’s audited balance sheet as of February 23, 2021 filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 1, 2021 (the “Form 8-K”) should no longer be relied upon due to changes required to reclassify the Warrants as liabilities to align with the requirements set forth in the Statement. The Company plans to reflect this reclassification of the Warrants for in its upcoming Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, to be filed with SEC.

The Company does not expect any of the above changes will have any impact on its cash position and cash held in the trust account.

In addition, the audit report of Marcum included in Exhibit 99.1 to the Company’s Form 8-K filed on March 1, 2021 should no longer be relied upon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2021
FIGURE ACQUISITION CORP. I

By:	/s/ Thomas J. Milani
Name:	Thomas J. Milani
Title:	Chief Financial Officer